                                                                   EXHIBIT 10.14

                           PACIFIC PAY VIDEO PTY LTD
                    31 Albion Street, Surry Hills, NSW 2010
                      Tel 61 2 281 5822 Fax 61 2 281 5877
                                ACN 059 748 588

                        GUEST VIDEO SERVICES AGREEMENT

This Agreement serves as the Master Agreement (the "AGREEMENT") with Southern Pacific Hotel Corporation Limited ACN 008 413 367 ("SPHC") for the exclusive supply and installation by Pacific Pay Video Pty Limited ACN 059 748 588 ("PPV") of in-house video information management systems ("In-House Systems") and the exclusive supply of associated interactive services ("SERVICES") to Hotels managed by SPHC.

1.   RECOMMENDATION BY SPHC

     1.1  EXISTING SPHC HOTELS

     SPHC shall use its best efforts to procure that each of its existing Hotels ("EXISTING ") enters into an agreement ("HOTEL AGREEMENT") with PPV for the supply and installation of a PPV In-House System and the supply of the associated Services, which includes terms and conditions substantially in the form set out in section 2 below, provided it is able to demonstrate to the Owner of the respective Hotel that installation of the PPV in-house System is best for the Hotel.

     1.2  NEW SPHC HOTELS

     SPHC shall use its best efforts to procure that each new Hotel ("NEW HOTELS") enters into an agreement ("HOTEL AGREEMENT") with PPV for the supply and installation of a PPV In-House system and the supply of the associated services, which includes terms and conditions substantially in the form set out in section 2 below, provided it is able to demonstrate to the Owner of the respective Hotel that installation of the PPV in-house System is best for the Hotel.


2.   AGREEMENT BETWEEN PPV AND SPHC HOTELS

PPV agrees to contract with each existing Hotel and the new Hotels (together "the Hotels") and to use its best efforts to sign individual Agreements, which includes conditions substantially in the form of the Installation Agreement attached hereafter.


*** Confidential treatment requested prusuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.   CONFIDENTIALITY

All information exchanged during the negotiations preceding the signing of this letter and all information exchanged pursuant to this letter is confidential and it is agreed that such confidential information shall not be disclosed to any person except to employees, legal advisers and consultants of PPV or SPHC requiring the information for the purposes of entering into the Agreement or the Hotel Agreement.

IN WITNESS WHEREOF, this Agreement is entered into by the parties hereto this Sixth day of September, 1995.


Executed under seal on behalf of      Executed under seal on behalf of
PACIFIC PAY VIDEO PTY LIMITED         SOUTHERN PACIFIC HOTEL CORPORATION LIMITED
by two of its duly authorised         by two of its duly authorised
officers in the presence of:          officers in the presence of:

/s/ Authorized Signature
Signed                                Signed

/s/ Authorized Signature              Authorized Signature
Signed                                Signed

/s/ Authorized Signature
Witness                               Witness


[image of seal omitted]               [image of seal omitted]

                             DATED:         ,1995
                             --------------------

                                   BETWEEN:
                                   --------

                         PACIFIC PAY VIDEO PTY LIMITED
                         -----------------------------

                                      OR
                                      --

                        PACIFIC PAY VIDEO (NZ) LIMITED
                        ------------------------------

                                     AND:
                                     ----

                                THE HOTEL NAME
                                --------------



                            INSTALLATION AGREEMENT

                            INSTALLATION AGREEMENT
                            ----------------------

This Agreement between Pacific Pay Video Pty Limited (ACN 059 748 588), of 31 Albion Street, Sydney, a Company duly incorporated in the State of New South Wales (hereinafter called "PPV") and "the Hotel's Name" (ACN of "the Hotels)
       -----------------------                           ------------------
Address" in the State of "the Hotel's State ("the Hotel") sets forth the
                              -------------   ----------
terms for installation and operation by PPV of an on-demand video system and all related services in the Hotel.

WHEREAS:
The Hotel operates a hotel for the lodging of guests in separate, private rooms and suites which are customarily available for overnight sleeping accommodation ("Rooms")

The Hotel wishes to enhance the guest's stay by giving them the opportunity to view pre-record entertainment programs and movies ("Programs") and standard off-air broadcast or cable television channels available to the Hotel without special equipment ("Channels"), conveniently in the privacy of their own Rooms using a system provided by PPV.

Now, therefore, the parties do hereby agree as follows:

1.        THE VIDEO SYSTEM
PPV will design, construct and provide to the Hotel a System ("the System") for operation in all rooms of the Hotel. The System will mean PPV's fully operating and fully functional in-house video information management system which allows guests at the hotel to access, at will from their individual Rooms, Programs and Channels for display on television receiving sets ("TVs") in the Rooms. The System includes (i) Programs, (ii) a remote control unit for each television set liked to the System plus ten (10) spare units, (iii) an adequate number of video playback devices, (iv) a front-desk personal computer and printer, and (v) all necessary electronic computer and switching equipment. The System does not include necessary power, wiring, connections, or cooling facilities, which are to be provided by the Hotel.

2.   TERM OF THE AGREEMENT
The term of this Agreement will begin on the Term Commencement Date as defined in Section 3(c) below and will continue for a period of five (5) years (the "Term"). Thereafter the Term automatically will be renewed annually. subject to the right of either party to terminate this agreement upon written notice to the other given not less than ninety (90) days prior to the date of such annual renewal.

3.   INSTALLATION
     (a)  System Computer
          ---------------
          At the Hotel's request and in lieu of the front-desk personal computer and printer included in the System for printing vouchers for each rental of a movie by a guest. PPV will interface the System computer to the hotel's property management systems ("PMS"). The interface will permit the System to automatically post Rental Fees (as defined in Section 5) to each individual guest's bill or Room account and will permit the addition of any optional services specified in section 7. The Hotel will use its best endeavours to supply PPV with the necessary interface information and/or ask its PMS vendor to cooperate with PPV. Any interface protocol and/or interface installation charges imposed by the PMS software vendor will be paid for by PPV, and PPV must ensure that its interface to the PMS does not affect its functionality. PPV must commence installation of the system in accordance with the schedule agreed between the parties for installation of the System ("Schedule"), and when the Hotel :

          a.   grants access to the rooms of the Hotel: and
          b.   makes available the facilities specified in Attachment A.

     (b)  Access.
          ------
          The Hotel wi11 provide such access as PPV may reasonably request to enable PPV to complete installation of the System, including without limitation providing all the Hotel Facilities set forth in Attachment
                                                                     ----------
          A and in reasonable time to allow PPV to complete the installation.
          -
          The Hotel will use its best efforts to enable PPV personnel to have access (escorted or unescorted) to guest room for the purpose of equipment installation at a rate in accordance with the Schedule.

     (c)  Term Commencement Date.
          -----------------------
          PPV will test the system to ensure functiona1ity and upon the successful conclusion of such test PPV will deliver to the hotel a written statement acknowledging that the installation is completed and the System is functional. Such statement will be attached hereto when completed, and the "Term Commencement Date" will be the date of such statement.

     (d)  Revenue Date.
          ------------
          The Hotel will begin the process of billing guests and generating revenue upon the installation of at least ten (10) guest rooms, provided that the Hotel is reasonably satisfied that the System is functioning according to PPV's specification.

     (e)  Hotel's MATV System
          -------------------
          PPV will pay for any necessary upgrade to the Hotel's Master Antenna TV system ("MATV") system which PPV specifies as required for proper operation of the System including the supply and installation of trunk amplifiers, taps and splitters, all such upgrades become the property of the Hotel. PPV will not remove from the installation site any MATV hardware and equipment owned by the Hotel which has been disconnected as a result of the installation. The Hotel will be responsible for storing or retaining such hardware or equipment for future re-instatement of the original MATV system if required.

     (f)  Faulty Equipment.
          ----------------
          The agreements contained paragraph 3(e)Hotel's MATV system, do not
          include                                -------------------
          the supply by PPV of any equipment and or services required to replace or re-install faulty or sub-standard cabling existing headend equipment and or guest room wallplates, where same are proved to impact negatively on the performance of the Hotel's MATV system. In such circumstance, PPV agrees to provide to the Hotel a competitive price for the replacement of such equipment and to replace or re-install faulty or such-standard equipment at the Hotel's cost during the course of the work contemplated by paragraph 3(e) Hotel's MATV
          System.                                               ------------
          ------


4.   MAINTENANCE
     (a)  PPV Maintenance.
          ---------------
          PPV will promptly provide all maintenance, repairs and replacement of materials and equipment necessary to ensure satisfactory operation of the System, including satisfactory signal quality. Such maintenance and technical assistance will be provided free of charge except as provided in Section 4(b) or if oocasioned by a breach by the Hotel of any of its obligations as set out in this Agreement. PPV in providing maintenance, repairs and replacement will not interfere with the Hotel's other systems and if it does so, will be responsible for the costs of re-instating such systems to the condition prior to the interference.


     (b)  Notification by Hotel.
          ---------------------
          The Hotel Will, at the Hotel's expense, use reasonable efforts to notify PPV by telephone of any failure of the System or the System's functions in any given room or as to any given Program. The Hotel will notify PPV as soon it is reasonably possible and upon the Hotel's actual notice of any unauthorised use, access, theft, damage or malfunction of or to the System or any other equipment of PPV.

     (c)  Access for Maintenance.
          ----------------------
          Except in the case of an emergency or upon notification by the Hotel to PPV of a breakdown, the Hotel will allow authorised personnel of PPV or its independent contractor(s) to have access to the System upon reasonable prior notice in order to conduct routine maintenance, to observe and monitor the System, to ensure suitable operation conditions, to implement improvements in the System, to conduct repairs, and to otherwise carry out PPV's obligations set out in this Agreement.


     (d)  Response Time.
          -------------
          PPV or its independent contractor(s) will respond as follows after being notified of a System failure; within 4 hours during normal working hours on weekdays, within 8 hours at other times. The Hotel shall use its best endeavours to provide PPV or its independent contractor(s) prompt access to the System to correct System failures once PPV or its independent contractor(s) have been notified by the Hotel of such System failures.

     (e)  Negligent or Wilful Damage.
          --------------------------
          Any repairs or replacements to any equipment supplied try PPV made necessary by any negligent of wilful act by the Hotel or any of its employees, contractors, servants, agents or others authorised by the Hotel, will be undertaken by PPV at the Hotel's expense.

     (f)  Repair by Hotel.
          ---------------
          The Hotel will not permit any person to tamper with or attempt to make repairs to any equipment supplied by PPV. In emergencies and as directed by PPV Engineers, the Hotel may carry out repairs in accordance with such instructions given by PPV Engineers via the telephone.

     (g)  Remote Control Units.
          --------------------
          The Hotel will be responsible for paying for the replacement of infrared remote control units in the event of theft, loss or damage in excess of the spare remote units. The initial replacement cost is as set forth on Attachment B plus shipping, duties and taxes and is
                       ------------
          written notice from PPV to hotel with an effective date at least thirty (30) days in advance of a change, provided that the replacement cost shall at all times be reasonable. The initial number of spare remote control units should be ten percent (10%) of the total rooms installed.

5.   FEE AND PAYMENT TERMS
     (a)  Rental Fee.
          ----------
          The Hotel will charge hotel guests for access to Programs, an amount set by PPV in consultation with the Hotel (the "Rental Fee"). The initial Rental Fee will be as set forth in Attachment B for each
                                                     ------------
          occasion a guest accesses a Program. From time to time, PPV may revise the Rental Fee after consultation with the Hotel. PPV will notify the Hotel in writing of the new Rental Fee and the effective date at least thirty (30) days in advance of such revision .

     (b)  Denials.
          -------
          In the event any Hotel Guest disputes the amount of Rental Fees in a situation in which Hotel personnel are otherwise unaware of any System malfunction (herein referred to as a "Denial"), the Hotel may, in its sole discretion, credit the disputed amount to the Guest's account provided it supplies PPV with a copy of the credit voucher showing room number, date, time of day, and reason for the disputed charge. For denials that occur within six (6) months after commencement, there will be HOTELS no charge to the Hotel. After that date, for denials that amount to 5% or less of total purchases, there will be no charge to the Hotel. For denials in excess or 5% of total purchases, 50% of the denial amount will be deducted from the Hotel's commission described in Section 5(d) hereof. This formula will be applied on a monthly basis.

     (c)  Taxes or other Charges.
          ----------------------
          In addition to the Rental Fee, the Hotel wi11 collect from guests any applicable taxes or applicable charges levied thereon and will pay those taxes or charges to the appropriate government agencies or other authorities.

     (d)  Hotel commission.
          ----------------
          The Hotel will retain for the Hotel's services a commission in an amount calculated as set forth in Attachment B.
                                            ------------
          The Hotel shall deduct from this amount any additional charges that may be applicable. for use of PPV's optional services set forth in Attachment B.
          ------------
          The remaining amount of Rental Fees ("Net Rental Fees") will be paid to PPV within fourteen (14) days following the end of We month in which the fees were charged. The payment will specify the occupancy rate for the month, available rooms and the corresponding commission rate. Net Rental Fees due to PPV wi11 be paid free and clear of any tax or other deduction or withholdings of any nature unless otherwise agreed in writing with PPV

     (e)  Late Charges.
          ------------
          Net Rental Fees due but not remitted to PPV by the due date will bear a penalty charge at the rate of 1.25% per month (or the maximum amount allowed by law, whichever is lower) until paid.

     (f)  Inspection Right.
          ----------------
          The Hotel will keep current, complete and accurate records of occupancy rates and all Rental Fees and other amounts due to PPV pursuant to this Agreement, in accordance with uniform system of accounting principles applied on a consistent basis. Throughout the duration of this Agreement, the books and records of the Hotel pertinent to the Rental Fee for any month will be open to inspection and reproduction by PPV and, if necessary, to an audit by a certified public accountant an authorised representative of PPV upon reasonable advance written notice to the Hotel.

          PPV's right to inspect and audit the books and records of hotel will not extend beyond one year from the expiration of this Agreement. If any audit by PPV discloses any non-payment or underpayment of any amount payable to PPV pursuant to this Agreement, the Hotel will immediately pay to PPV any deficiency, plus the interest charges as provided in Section 5(e) above. If the deficiency is in excess of 5% of the actual amount payable to PPV for the period for which the deficiency occurred, the Hotel will reimburse PPV for all costs incurred by PPV in conducting the audit.

     (g)  Access Record.
          -------------
          The System will generate an accurate record (the "Access Record") of the access to the System by any guests including a record of the access charges for each individual guest's bill or Room account. PPV will be responsible for all costs associated with programming the System to enable it to provide the aforesaid data. The Hotel and PPV agree that the Access Record will be the sole property of PPV and will be held in strictest confidence by the personnel of the Hotel; and that such personnel will be entitled to review the information only to the extent necessary to ensure proper billing of Hotel Guests. PPV may review and use the Access Record for such purposes as PPV may reasonably deem appropriate.

6.   PROGRAM TITLES(a)

     (a)  Program Selection
          -----------------

          Program titles to be made available on the System will be selected by PPV, provided that PPV will ensure that all program titles comply with all applicable requirements of Australian law. PPV and the Hotel will work together to maximise guest satisfaction and useage. Geographic buy rate trends will be made available to the Hotel management upon request.

     (b)  Royalty to Program Suppliers.
          ----------------------------
          PPV will be responsible for any royalty payable to Program suppliers for Program titles supplied by PPV and made available on the System.

     (c)  Proper Use of programs.
          ----------------------
          The Hotel will be responsible for ensuring that access to the System "head-end" is restricted to persons authorised by PPV. The Hotel will not permit copying of any Programs. The Hotel warrants that Programs wi11 be exhibited in the Rooms only, and not in the public rooms and public areas (including lobbies, hallways, restaurants, bars, meeting rooms, etc.) of the Hotel; and the Programs will not be exhibited other than in accordance with this Agreement or by any other means of transmission of any kind whatsoever. The Hotel will use reasonable efforts to insure that only registered guests of the hotel and their invites may view the program.

     (d)  Cassettes and Proper Use.
          ------------------------
          The Hotel warrants that any media such as cassettes that contain the programs ("Cassettes") will be kept in a secure and locked area and will not be accessible to hotel staff without PPV's prior written consent. The Hotel will use its best efforts to prevent unauthorised use, exhibition or viewing of any Cassette by any person other than on the System on the terms set forth herein. The Hotel will not permit any person to duplicate or make alterations of any kind to the Cassettes. The Hotel will promptly report to PPV any unauthorised use of the Cassettes as soon as the Hotel becomes au-are of any such use. If the Hotel makes video cassette recorders available to its guests, the Hotel agrees that PPV may disable the "record" function during installation of the System.

7.   OPTIONAL SERVICES
     At the Hotel's option during the term of the Agreement, additional guest programming services will be provided by PPV ("Optional Services"). Such programming and services, costs or commissions where applicable, are described in Attachment B.
                  ------------

8.   OWNERSHIP OF THE SYSTEM
     (a)  Property of PPV.
          ---------------
          The parties agree that the System and all equipment, materials and engineering related thereto provided by PPV are the sole and exclusive property of PPV. The Hotel will ensure the safety and security of the System and all related property of PPV at all times while the System is installed in the Hotel, and will be liable for any damage to the System resulting from negligence on the part of the Hotel's employees or third parties to which the Hotel permits access to the System. The Hotel will use reasonable efforts to prevent any theft of, or damage or vandalism to any of the equipment supplied by PPV.

     (b)  Liens or Other Claims.
          ---------------------
          The Hotel will not allow any lien, encumbrance, mortgage claim or security interest to be attached to or be made against the System.

     (c)  Placards.
          --------
          The Hotel will maintain all PPV notices or plaques, affixed to the System or related equipment stating that the System and all equipment, materials and engineering related thereto are the sole and exclusive property of PPV.

     (d)  Filings.
          -------
          If PPV elects to file documents with governmental agencies for the purpose of notifying potential creditors of the Hotel that the System is the Property of PPV, the Hotel will assist at PPV's cost with such filings if requested to do so by PPV.


     (e)  Removal of Equipment.
          --------------------
          Equipment comprising part of the System will not be removed from the Hotel for any Purpose whatsoever other than by PPV, except in the case of an emergency where such removal is necessary to ensure safety of such equipment and the Hotel uses reasonable efforts to notify PPV of such removal by telephone or other approved means.

     (f)  Removal by PPV.
          --------------
          In the event the safety of the System is threatened due to earthquake, flood, fire, strike, civil disruption or similar causes, PPV will be entitled to enter upon the hotel premises and to remove the System from danger upon reasonable notice to the Hotel.

     (g)  Removal upon Termination.
          ------------------------
          Upon termination of this Agreement, the Hotel will allow PPV to remove the System. PPV will undertake to remove the System within thirty
          (30) days after such termination and will return the premises where the System was installed to its original condition, normal wear and tear excepted, at no cost to the Hotel, and will do so with minimal disruption to the Hotel's MATV services.

9.   INSURANCE
PPV wi11 provide general business risk insurance coverage on the System during the term of this Agreement.

10.  REPRESENTATIONS AND COVENANTS OF HOTEL
The Hotel represents, undertakes and covenants with PPV that throughout the duration of this Agreement:

     (a)  Authority.
          ---------
          The Hotel warrants and represents that it is the sole operator of the hotel, that it has full legal power and authority to enter into this Agreement and to perform all of its obligations hereunder and that this Agreement is within the Hotel's authority as operator of the hotel. If the Hotel is a corporation, the Hotel further warrants and represents that all necessary corporate action has ben taken to authorise the Hotel to enter in this Agreement and perform its obligation hereunder.

     (b)  Compliance.
          ----------
          The Hotel will comply, and will ensure that performance of its obligations hereunder complies, with all applicable laws, ordinances, rules, regulations, orders, licenses, permits or other requirements now or hereafter in effect, of any governmental authority. Without limiting the generality of the forgoing, to the extent any filing with, or nay license, approval or other agreement of, any applicable authority is required for performance of any of the Hotel's obligations, the Hotel will file the appropriate documents and will maintain such documents on file, which PPV may inspect upon demand. The exception is noted in 11b.

11.  REPRESENTATIONS AND COVENANTS OF PPV
PPV represents, undertakes and covenants with Hotel that throughout the duration of this Agreement:

     (a)  Authority.
          ---------
          PPV warrants and represents that it has full legal power and authority to enter into this Agreement and to perform all of its obligations hereunder. PPV further warrants and represents that all necessary corporate action has been taken to authorise it to enter into the Agreement and perform its obligations hereunder.[(b)]

     (b)  Compliance.
          ----------
          PPV has all necessary licenses, permits, approval or agreements to enable it to provide the Programs and access to the Channels in accordance with this Agreement.

     (c)  No Infringement.
          ---------------
          PPV warrants that the publication or dissemination by the System of the Programs and Channels will not infringe any copyright or other intellectual property rights of any person and that Hotel will not be obliged to pay as a result of the operation of the System any license fees, royalties or other payments over and above the Rental Fees payable to PPV. PPV takes full responsibility for ensuring that all movies are fully licensed for the uses contemplated in this Agreement from movie studios, and will indemnify the Hotel for all loss, cost, or damage caused by or resulting from PPV's breach of this clause.

     (d)  Hotel Satisfaction.
          ------------------
          The System will fully operate within three (3) months of installation to the standard represented by PPV to the Hotel and SPHC and in accordance with the System's specifications. The System will continue to operate to the Hotel's reasonable satisfaction throughout the Term and the signal quality will be at a reasonable commercial standard.

12.  PUBLICITY REGARDING THE SYSTEM
The Hotel will adequately publicise the existence of the System and Access to the Programme for use by its Guests. The Hotel and its employees will use best efforts to encourage Guests use and enjoyment of the System. If the Hotel prepares any publicity or other materials relating to the System, the Hotel will forward such materials to PPV for approval prior to publication and dissemination of the same. The Hotel will ensure that its employees will not make any representations with regard to the System other than as set out in the materials which PPV has approved.

13.  TRAINING AND CONSULTATION
To enable the Hotel to generate suitable promotional material related to the use of the System by the Hotel and to enable personnel of the Hotel to advise and encourage guests regarding their use of the System, PPV will provide a training course on the use and operation of the System for as many employees of the Hotel as deemed desirable. Personnel of PPV will be reasonably available for telephone consultation to provide further assistance, to Hotel personnel regarding use and operation of the System at not charge.

14.  ACCOMMODATIONS
Where the Schedule provides for PPV employees or PPV contractors to work extended hours or hours beyond normal business hours, the Hotel shall be responsible for the supply of all necessary accommodation (one separate room per employee), meals and non-alcoholic beverages for such persons for the period of site related works for the purposes of installing the System on a space available basis. In addition the Hotel agrees to provide to PPV the corporate rate for the accommodation of visiting staff during the term of the Agreement.

15.  CONFIDENTIALITY
The parties agree that the functions and components of the System, facts regarding the equipment and materials related thereto, the manner of operation thereof and the terms of this Agreements, including without limitation Rental Fees and Hotel Commission schedule, all constitute proprietary information of PPV ("confidential information"). The Hotel will not use or disclose the Confidential Information to any third party or permit any third party to have access to the System and the Confidential Information, other than the Hotel's personnel, its legal and financial advisers or other persons or parties as may be reasonably necessary for performance of its obligations under this Agreement.

16.  EXCLUSIVE VIDEO ENTERTAINMENT SYSTEM
Except in respect of cable, satellite or over the air commercial channels, and except in respect of optional free to guess service not elected to be provided by PPV, as part of the consideration to PPV for installation of the System, the Hotel agrees that the System wi11 be the sole and exclusive video entertainment and information services system provided or permitted to be provided by the Hotel to its guests during the Term. In addition, notwithstanding any other provision contained herein no pay-per-view entertainment will be provided by the Hotel other than such as is delivered by way of the System. PPV will not unreasonably deny access through the System by outside video services and cable, satellite or over the air commercial channels not competitive with that offered by PPV, regardless of any revenue enhancement, provided such service providers agree to pay a reasonable access fee.

The Hotel further agrees that it will not directly or indirectly solicit or permit the installation of any video system which might in any way directly or indirectly compete with the System or, so far as Hotel is able to do so, permit any guest or other person using the Hotel or its facilities for any purpose to bring upon or use any such competing system on the premises of the Hotel.

Should the Hotel inform PPV in writing of new technology, including interactive services offered by a competing in-house movie programmer in an installed system in either Australia or New Zealand which if incorporated in the System is likely to materially enhance the System revenue, PPV will install a similar or better technology or service within nine (9) months or the Hotel shall have the right to receive such technology from an outside source.

17.  DEFAULT

     (a) The remedies set out in Section 17(b) below will apply to either the Hotel or PPV should: (i) breach or become in default of performance of any material term or condition contained in this Agreement, and should fail to cure, correct or remedy such breach or default within sixty
          (60) days after receipt of a written notice thereof from the other party, (ii) be adjudicated bankrupt or petition for relief under any bankruptcy, reorganisation receivership, liquidation, compromise arrangement or moratorium statute, (iii) make an assignment for the benefit of its creditors, or (iv) petition for the appointment of a receiver, liquidator, trustee or custodian for all or part of its assets.

     (b) If any of the events set out in Section 17(a) above will occur, the party not in default may exercise any or all of the following remedies: (i) cancel and terminate this Agreement and require removal or repossession of the System and all components thereof, (ii) obtain injunctive and other equitable relief. and (iii) obtain such damages and other rights and remedies as the party not in default my have at law.

18.   FORCE MAJEURE
     (a) Where a party is unable, wholly or in part, by reason of Force Majeure, to carry out any obligations under this Agreement and that parties (i) gives the other party prompt notice of the force Majeure with reasonable full particulars and, insofar as known, the probable extent to which it will be unable to perform or be delayed in performing that obligation, and (ii) uses all reasonable efforts to remove that Force Majeure as quickly as possible, then that obligation is suspended insofar as it is affected by the continuance of the Force Majeure provided that this Section 18(a) will not operate to relieve any part of an obligation to pay money.[b]

     (b) For the purposes of this Agreement, "Force Majeure" means: (i) an act of God, strike, lockout or other interference, (ii) war declared or undeclared, blockade, disturbance, lightning, fire, earthquake, storm, flood, or explosion, (iii) governmental or quasi-governmental restraint, expropriation, prohibition, intervention, direction or embargo (iv) unavailability or delay in availability of equipment or transport not due to any action or inaction on behalf of either party,
          (v) unavailability or delay in obtaining governmental or quasi-governmental approvals, consents, permits, licenses, authorities or allocations and (vi) any other cause whether of the kind specifically enumerated in this Section 18(b) or otherwise which is not reasonably within the control of the party affected; and "all reasonable efforts" does not require the settlement of strikes, lockouts or other labor disputes, or claims or demands by any government or quasi-government authority on terms contrary to the reasonable business judgment of the party affected.

     (c) In the event any Force Majeure prevents performance under this Agreement by either party which continues in existence for more than thirty (30) days, the parties will meet in good faith to discuss the situation and to make all reasonable efforts to achieve a mutually satisfactory resolution of the problem.

     (d) In the event performance by either party is prevented due to Force Majeure for a period not to exceed one hundred and twenty 120 days during any twelve (12) month period, such failure of performance will not be deemed default hereunder, provided, however, that in the event of such failure of performance by Hotel, PPV will be entitled to remove the System until performance is no longer prevented by Force Majeure.

19.  WARRANTIES , REMEDIES
Except as provided in clause 11, PPV makes no representation or warranty, either express or implied, with regard to the System, including implied warranties of merchantability or fitness for a particular purpose. Except for damages caused to the Hotel by PPV's negligent or intentional conduct, the obligations of PPV under Section 4 constitutes Hotel's sole and exclusive remedies for any claim which Hotel may have arising out of or in connection with the System.

20. LIMITATION OF LIABILITY
In no event will PPV be liable for costs of procurement of substitute goods by the Hotel. In no event will PPV be liable for any special, consequential, incidental or indirect damages (including without limitation loss of profit) whether or not PPV has been advised of the possibility of such loss, however caused and on any theory of liability (including but not limited to negligence or strict liability) arising out of the Agreement. This exclusion includes any liability that may arise out of third-party claims against Hotel. These limitations will apply notwithstanding any failure of essential purpose of any limited remedy.

21.  GENERAL TERMS
     (a)  This Agreement will be governed by the laws of New South Wales
          Australia.

     (b) Except as otherwise set forth herein, the provisions hereof will be binding upon, and will inure to the benefit of, the respective successors and assigns of the parties hereto; provided that no assignment of this Agreement will be made by the Hotel without the express prior written consent of PPV, such consent not to be unreasonably withheld.

     (c) This Agreement may be modified or amended only by a written agreement signed by both parties. No waiver by either party of any breach or default hereunder will be construed as a waiver of any precedent or subsequent breach or default.

     (d) This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and merges and supersedes all prior discussions and understanding between the parties related thereto, whether written or oral.

     (e) If a dispute arises out of or relates to this Agreement or the breach, termination, validity or subject matter thereof or any matter associated therewith the parties agree to endeavour to settle the dispute by mediation administered by the Australian Commercial Disputes Centre ("ACDC") before having recourse to litigation. Such mediation shall be conducted in accordance with the ACDC mediation guidelines which terms are hereby deemed to be incorporated. Each party will do such acts, matters and things as may be reasonable in the circumstances to enable such mediation to occur.


IN WITNESS WHEREOF, this Agreement is entered into by the parties hereto this day of _________,1995.


EXECUTED BY PACIFIC                 )
- -------------------
PAY VIDEO PTY LIMITED               )
- ---------------------
ACN 059 748 588                     )
- ---------------
by a duly authorised officer        )
in the presence of.                 )


                             Witness)


EXECUTED BY THE HOTEL               )
- ---------------------
NAME ACN                            )
- ---------------------
by a duly authorised officer        )
in the presense of:                 )

                             Witness)

                                 ATTACHMENT A
                                 -------------

FACILITIES TO BE PROVIDED BY THE HOTEL FOR INSTALLATION


1. The Hotel MATV system must be able to handle the bandwidth 7 MHz to 456 MHz, including bi-directional communications at 7 MHz. For countries adhering to the PAL standard, all channels between 279 MHz and 478 MHz must be reserved for the System. For countries adhering to the NTSC standards all channels between 330 MHz and 456 MHz must be reserved for the System.

2. The Hotel shall use its best efforts to provide PPV with an as-built drawing of the Hotel's MATV design as soon am possible after signature of Agreement.

3. The room in which the System is to be located must be secure from unauthorised access and the location intended for the system must measure at least 2.5 meters by 2.5 meters. Adequate access must be available for rolling the System from the delivery track to the installation room. A table or desk will be provided of a least 0.6 meter by 0.8 meter for use by staff during the installation process.

4. Electrical Service of at least 10 amps (220-240 VAC) must be provided; unless only 100-2000 VAC is available in which event 20 amp electrical service is required.

5. The Hotel must provide cooling capability of at least 3400 BTUs in the System room. The required ambient temperature range is 22 degrees C, +/- 1 degree (72 degrees f, +/- 2 degrees).

6. The Hotel must provide two dedicated telephone lines for connection to the System, equipped with RJ-11 jacks. One is for modem use and the other is for voice use. The Hotel will be obligated to pay for line installation and rental but not for usage charges.

7. For the purpose of staging and configuring room interface units, the Hotel must provide the installation team with use of a secure space for the duration of the installation period. The space must be at least three meters on a side, and be equipped with electrical service outlets. A guest room, located near the service lifts is acceptable for this purpose.

8. The Hotel shall use it best efforts to coordinate access by the installation team to blocks of rooms for equipment installation, which will proceed at approximately 50 rooms per day. If the Hotel wishes the installation team to be escorted while in rooms it must provide Hotel personnel for that purpose.

                                 ATTACHMENT B
                                 ------------

1.   INITIAL RENTAL FEE: [***] for each access of a programme

2.   HOTEL COMMISSION:
     ----------------

The percentage of Net Rental Fees for the preceding month corresponding to the SPHC rooms installed and operating with a Pacific Pay Video System for that month shown in the following table;

          TOTAL SPHC ROOMS             COMMISSION
          ----------------             ----------
             CONTRACTED
             ----------
                [***]                  [***]
                                       [***]

3.   REMOTE CONTROL REPLACEMENT COST: US [***] for each replacement unit

4.   OPTIONAL SERVICES

(a)  Guest services including video folio review and video message services will
     --------------
     be offered to participating Hotels at no charge.

(b)  Additional services excluding those referred to in 4(a) Guest Services,
     -------------------                                     --------------
     will be provided where possible, to participating Hotel's at a cost of AUD [***] per month per service, including:

     (i)       video checkout;
     (ii)      interactive guest survey;
     (iii)     minibar inventory;
     (iv)      breakfast ordering;
     (v)       housekeeping status.


*** Confidential tratment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.